UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: February 12, 2024

TPT GLOBAL TECH, INC.
(Exact name of registrant as specified in its charter)

Florida	333-222094	81-3903357
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

501 West Broadway, Suite 800, San Diego, CA 92101

(Address of Principal Executive Offices) (Zip Code)

(619) 301-4200

Registrant's telephone number, including area code

___________________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each Class	Trading Symbol	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

1800 Diagonal Lending, LLC Convertible Promissory Note and Securities Purchase Agreement

Dated February 7, 2024, but consummated on February 12, 2024, TPT Global Tech, Inc. and 1800 Diagonal Lending LLC (“Holder”) entered into a Convertible Promissory Note (“1800 Diagonal Feb 7 Note”, Exhibit 10.1) totaling $92,000 and a Securities Purchase Agreement (“SPA” Exhibit 10.2,).  The 1800 Diagonal Feb 7 Note, upon the terms and subject to certain general limitations and conditions, bears an interest rate of 12%, 22% upon default, resulted in cash received by the Company of $75,000 net of expenses and discount. The Holder may convert the outstanding unpaid principal amount of the Note into restricted shares of Common Stock of the Company at a discount of 35% of the Market Price, as indicated or upon default. The lender agreed to limit the amount of stock received to less than 4.99% of the total outstanding common stock. There are no warrants or options attached to this Note. The Company has initially reserved 750,000,000 shares of Common Stock for conversion pursuant to the 1800 Diagonal Feb 7 Note.  As a condition of funding this 1800 Diagonal Feb 7 Note, the Company increased share reserves on previous 1800 Diagonal Lending Notes by 750,000,000.

SECTION 2 – FINANCIAL INFORMATION

Item 2.03 Creation of Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

See the disclosures under Item 1.01 of this Current Report on Form 8-K, incorporated herein by this reference.

SECTION 3 – SECURITIES AND TRADING MARKETS

Item 3.02 Unregistered Sales of Equity Securities

The Company and the Holder executed the Securities Purchase Agreement (“SPA”) in accordance with and in reliance upon the exemption from securities registration for offers and sales to accredited investors afforded, inter alia, by Rule 506 under Regulation D as promulgated by the United States Securities and Exchange Commission (the “SEC”) under the 1933 Act, and/or Section 4(a)(2) of the 1933 Act. The SPA outlines the purchase of the Note (the “Securities”), and the Holder understands that the Securities are being offered and sold to it in reliance on specific exemptions from the registration requirements of the 1933 Act and state securities laws and that the Company is relying upon the truth and accuracy of, and the Holder’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Holder set forth in the SPA in order to determine the availability of such exemptions and the eligibility of the Holder to acquire the Securities.

See the disclosures under Item 1.01 of this Current Report on Form 8-K, incorporated herein by this reference.

Item 7.01 Regulation FD Disclosure.

Press Release

The information in this Item 7.01 of this Current Report is furnished pursuant to Item 7.01 and shall not be deemed "filed" for any purpose, including for the purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that Section. The information in this Current Report on Form 8-K shall not be deemed incorporated by reference into any filing under the Securities Act or the Exchange Act regardless of any general incorporation language in such filing.

On February 12, 2024, the Company issued a press release entitled “TPT Global Tech and Boss Productions Announce Pre Launch Strategic Partnership to Boost "VuMe Super App" with World-Class Entertainment”.  A copy of the press release is attached hereto as Exhibit 99.1.

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Item 8.01 Other Events

On February 7, 2024, the Board of Directors approved an increase to the number of reserved common shares relative to the Promissory Note to 1800 Diagonal Lending, LLC dated February 7, 2024 by 750,000,000 common shares as an inducement for 1800 Diagonal Lending, LLC to provide the additional funding as reported under Item 1.01.

Item 9.01 Exhibits

The following exhibits are filed with this report on Form 8-K.

Exhibit Number	Exhibit
10.1	Convertible Promissory Note
10.2	Securities Purchase Agreement
99.1	Press Release dated February 12, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

TPT GLOBAL TECH, INC.

By:	/s/ Stephen J. Thomas, III
Stephen J. Thomas, III,
Title: Chief Executive Officer

Date: February 13, 2024

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